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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 29, 2003

                         ------------------------------

                           TEXAS GENCO HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

           TEXAS                         1-31449                 76-0695920
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


             1111 LOUISIANA
             HOUSTON, TEXAS                                         77002
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (713) 207-1111

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits.

          The following exhibit is filed herewith:

          99.1 Press Release issued July 29, 2003 regarding Texas Genco's second quarter 2003 earnings.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 29, 2003, Texas Genco Holdings, Inc. ("Texas Genco") reported second quarter 2003 earnings. For additional information regarding Texas Genco's second quarter 2003 earnings, please refer to Texas Genco's press release attached to this report as Exhibit 99.1 (the "Press Release"), which Press Release is incorporated by reference herein. The information in the Press Release is being furnished, not filed, pursuant to Item 12. Accordingly, the information in the Press Release will not be incorporated by reference into any registration statement filed by Texas Genco under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Texas Genco, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Texas Genco or any of its affiliates.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TEXAS GENCO HOLDINGS, INC.


Date: July 29, 2003                         By:    /s/ JAMES S. BRIAN
                                               ---------------------------------
                                                     James S. Brian
                                                     Senior Vice President and
                                                     Chief Accounting Officer

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                                  EXHIBIT INDEX


EXHIBIT
NUMBER      EXHIBIT DESCRIPTION
-------     -------------------
 99.1       Press Release issued July 29, 2003 regarding Texas Genco's second quarter 2003 earnings